UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 11, 2023

TrueBlue, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Washington
(State or Other Jurisdiction
of Incorporation)

001-14543	91-1287341
(Commission File Number)	(IRS Employer Identification No.)

1015 A Street, Tacoma, Washington 98402
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:    (253) 383-9101

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	TBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Leadership Transition

On August 15, 2023, TrueBlue, Inc. (the “Company”) announced that its current President and Chief Operating Officer, Taryn R. Owen, will become President and Chief Executive Officer of the Company, succeeding Steven C. Cooper, effective September 12, 2023. Mr. Cooper will continue to serve as the Company’s Chief Executive Officer and will serve on the Company’s Board of Directors (the “Board”) until September 12, 2023, at which time he will retire from the Board. Mr. Cooper will remain employed with the Company in an advisory role until December 31, 2023. The Board also appointed Ms. Owen to the Board, effective September 12, 2023. Ms. Owen will serve on the Board’s Innovation and Technology Committee.

Ms. Owen, age 45, has served as the Company’s President and Chief Operating Officer since September 2022, after serving as Executive Vice President of the Company and President of PeopleReady, the Company’s general, industrial and skilled trade staffing business, and PeopleScout, the Company’s recruitment process outsourcing and managed service provider solutions business, from October 2021 until September 2022. Prior to that, Ms. Owen served as Executive Vice President of the Company and President of PeopleReady from December 2019 to October 2021, after having served as Executive Vice President of the Company and President of PeopleScout from November 2014 to December 2019. Prior to these roles, she served as Senior Vice President since June 2014 and as President of PeopleScout since August 2013. Prior to that, she was Senior Vice President of Global Operations for PeopleScout since December 2011, after joining PeopleScout in 2010 as Vice President of Client Delivery. Prior to joining PeopleScout, Ms. Owen was an Operations Director at Randstad SourceRight Solutions where she led global recruitment process outsourcing engagements. Ms. Owen has more than 20 years of talent acquisition experience.

There are no arrangements or understandings between Ms. Owen and any other persons pursuant to which Ms. Owen was selected as a director. There are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transactions, in which the Company was or is to be a participant and in which Ms. Owen, or any member of her immediate family, has a direct or indirect material interest.

In connection with her appointment to the position of President and Chief Executive Officer, the Company and Ms. Owen entered into a revised Executive Employment Agreement (a copy of which is filed herewith as Exhibit 10.1) and Change-in-Control Agreement (a copy of which is filed herewith as Exhibit 10.2). The Executive Employment Agreement provides that Ms. Owen’s compensation as President and Chief Executive Officer will be as follows:

•A base salary of $860,000 annually, prorated for 2023 from the effective date of her appointment as President and Chief Executive Officer,
•A target annual bonus opportunity equal to 150% of her base salary, prorated from the effective date of her appointment as President and Chief Executive Officer,
•A target annual equity grant equal to 300% of her base salary,
•A promotion award of restricted stock equal to 40% of her base salary, and
•Health and wellness benefits offered to all regular employees of the Company.

Ms. Owen’s existing Non-Competition Agreement and Indemnification Agreement were not modified and will remain in effect after her appointment to the position of President and Chief Executive Officer. Each of these agreements is filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

On August 15, 2023, the Company issued a press release announcing the above-described leadership transition, a copy of which is furnished as Exhibit 99.1 to this Form 8-K.

Appointment of Paul Reitz to the Company’s Board of Directors

On August 15, 2023, the Company also announced the appointment of Paul Reitz to the Board, effective August 11, 2023. He will serve as a member of the Audit Committee, Corporate Governance and Nominating Committee, and the Innovation and Technology Committee.

Mr. Reitz is the President and Chief Executive Officer of Titan International, Inc. ("Titan International”), as well as a member of its Board of Directors. Titan International, a publicly traded company, is a global leader in the manufacturing and sales of off-road tires, wheels, and undercarriages serving the agricultural, construction, and earthmoving industries. As

President and Chief Executive Officer of Titan International, Mr. Reitz is responsible for the strategy and execution of its global operations and building a connected team serving a diverse customer base with a complex portfolio of products. Mr. Reitz joined Titan International in July 2010 as Chief Financial Officer and was promoted to President and Chief Executive Officer in February 2014. Prior to joining Titan International, he was the Chief Accounting Officer for Carmike Cinemas. Mr. Reitz has also held positions with McLeodUSA Publishing, Yellow Book USA Inc., and Deloitte and Touche LLP.

There are no arrangements or understandings between Mr. Reitz and any other persons pursuant to which Mr. Reitz was selected as a director. There are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transactions, in which the Company was or is to be a participant and in which Mr. Reitz, or any member of his immediate family, has a direct or indirect material interest.

Mr. Reitz will be entitled to receive the same compensation for service as a director as is provided to other non-employee directors of the Company (on a prorated basis for 2023), and will be able to participate in the Company’s Equity Retainer and Deferred Compensation Plan for Non-Employee Directors, in each case as described in more detail in the Company’s 2023 Proxy Statement under the heading “Compensation of Directors.”

On August 15, 2023, the Company issued a press release announcing the appointment of Mr. Reitz, a copy of which is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Exhibit Description	Filed Herewith
10.1	Employment Agreement between TrueBlue, Inc. and Taryn Owen dated August 11, 2023	X
10.2	Change-In-Control Agreement between TrueBlue, Inc. and Taryn Owen dated August 11, 2023	X
99.1	Press Release of the Company - TrueBlue Executive Leadership Transition and Appointment of Paul Reitz to Board of Directors, dated August 15, 2023.	X
104	Cover page interactive data file - The cover page from this Current Report on Form 8-K is formatted as Inline XBRL	X

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUEBLUE, INC.
(Registrant)

Date:	August 15, 2023	By:	/s/ Todd N. Gilman
Todd N. Gilman
Senior Vice President, Deputy General Counsel & Secretary